September 17, 2013

Supplement

SUPPLEMENT DATED SEPTEMBER 17, 2013 TO THE PROSPECTUS OF
MORGAN STANLEY LIMITED DURATION U.S. GOVERNMENT TRUST
Dated May 14, 2013

Effective October 1, 2013, the first, second and third paragraphs of the section of the Prospectus entitled "Shareholder Information—How to Exchange Shares—Permissible Fund Exchanges" are hereby deleted and replaced with the following:

Permissible Fund Exchanges. You may exchange Class I shares of the Fund for Class I shares of Morgan Stanley European Equity Fund Inc., Morgan Stanley Focus Growth Fund, Morgan Stanley Global Fixed Income Opportunities Fund, Morgan Stanley Global Infrastructure Fund, Morgan Stanley Mortgage Securities Trust, Morgan Stanley Multi Cap Growth Trust and Morgan Stanley U.S. Government Securities Trust (each, a "Morgan Stanley Retail Fund"), if available, without the imposition of an exchange fee. You may also exchange Class I shares of the Fund for Class I shares of any portfolio of Morgan Stanley Institutional Fund, Inc. ("MSIF") or Morgan Stanley Institutional Fund Trust ("MSIFT" and, collectively with MSIF and the Morgan Stanley Retail Funds, the "Morgan Stanley Multi-Class Funds"), if available, without the imposition of an exchange fee. In addition, you may exchange Class I shares of the Fund for shares of Morgan Stanley California Tax-Free Daily Income Trust, Morgan Stanley Liquid Asset Fund Inc., Morgan Stanley New York Municipal Money Market Trust, Morgan Stanley Tax-Free Daily Income Trust and Morgan Stanley U.S. Government Money Market Trust (each, a "Morgan Stanley Money Market Fund" and, together with the Morgan Stanley Multi-Class Funds, the "Morgan Stanley Funds"), if available, without the imposition of an exchange fee. If you purchased Class I shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.

You may only exchange Advisor Class shares of the Fund for shares of other Morgan Stanley Funds if the Advisor Class shares were acquired in an exchange from shares initially purchased in a Morgan Stanley Multi-Class Fund. In that case, the Advisor shares may be subsequently re-exchanged for shares of the same Class of any Morgan Stanley Multi-Class Fund, if available, as the initially purchased shares or for shares of a Morgan Stanley Money Market Fund, if available, without the imposition of an exchange fee. Class B shares of a Morgan Stanley Multi-Class Fund that are exchanged for Advisor Class shares may be subsequently re-exchanged for Class B shares of any Morgan Stanley Multi-Class Fund (even though Class B shares are closed to investors). To the extent you hold Advisor Class shares received in exchange for Class B shares of any Morgan Stanley Multi-Class Fund, and you sell such Advisor Class shares before the expiration of the contingent deferred sales charge ("CDSC") "holding period," you will be charged the applicable CDSC rate. If you acquired Advisor Class shares through a Financial Intermediary, certain Morgan Stanley Funds may be unavailable for exchange. Contact your Financial Intermediary to determine which Morgan Stanley Funds are available for exchange.

Of course, if an exchange is not permitted, you may sell shares of the Fund and buy another Morgan Stanley Fund's shares with the proceeds.

The second and third sentences of the second paragraph of the section of the Prospectus entitled "Shareholder Information—How to Exchange Shares—Exchange Procedures" are hereby deleted and replaced with the following:

"Processing" a request means that shares of the Fund which you are exchanging will be redeemed and shares of the Morgan Stanley Fund that you are purchasing will be purchased at the NAV per share next determined on the date of receipt.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

LTDSPT-0913